UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 4, 2013

SPS COMMERCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34702	41-2015127
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Seventh Street, Suite 1000 Minneapolis, MN	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 435-9400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On June 4, 2013, we dismissed our independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”), effective immediately. The dismissal was approved by the audit committee.

Grant Thornton’s reports on our financial statements for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the fiscal years ended December 31, 2012 and 2011 and through June 4, 2013, there were (1) no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the subject matter of the disagreement(s) in connection with its reports; and (2) no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K other than there was a material weakness in the internal control over financial reporting as disclosed in the Form 10-Q for our fiscal quarter ended September 30, 2012, which has been remediated.

We have provided Grant Thornton with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that Grant Thornton furnish a letter addressed to the Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated June 4, 2013, indicating that Grant Thornton is in agreement with these disclosures, is filed as Exhibit 16.1 to this Form 8-K.

On June 4, 2013, we engaged KPMG LLP as our independent registered public accountant effective immediately. The engagement was approved by the audit committee. During the fiscal years ended December 31, 2012 and 2011 and through June 4, 2013, we did not consult with KPMG regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on our financial statements, (3) written or oral advice provided that would be an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between our company and our predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter to the Securities and Exchange Commission from Grant Thornton LLP dated June 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.

Date: June 6, 2013	By:	/s/ Kimberly K. Nelson
Kimberly K. Nelson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing
16.1	Letter to the Securities and Exchange Commission from Grant Thornton LLP dated June 4, 2013	Filed Electronically